UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 25, 2002



                                MAF BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                          _____________________________

           DELAWARE                        0-18121               36-3664868
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
         Incorporation)                                      Identification No.)

  55TH STREET & HOLMES AVENUE                                      60514
   CLARENDON HILLS, ILLINOIS                                    (Zip Code)
(Address of principal executive
           offices)



        Registrant's telephone number, including area code (630) 325-7300





                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

Item 5.  Other Events
         ------------

         On February 25, 2002, MAF Bancorp, Inc. ("MAF") issued a press release announcing the opening of a new branch, reiterating its earnings estimate for 2002 and providing earnings guidance for the first quarter of 2002. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7(c).  Exhibits
            --------

99.1     Press Release dated February 25, 2002.


                           Forward-Looking Information
                           ---------------------------

Statements contained in or incorporated into this report that are not historical facts constitute forward-looking statements (within the meaning of Section 27 of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended), which involve significant risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "plan," or similar expressions. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain and actual results may differ from those predicted. The Company undertakes no obligation to update these forward-looking statements in the future. Factors which could have a material adverse effect on the operations and could affect the outlook or future prospects of the Company and its subsidiaries include, but are not limited to, unanticipated changes in interest rates, deteriorating economic conditions which could result in increased delinquencies in the Company's loan portfolio, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board, the quality or composition of the Company's loan or investment portfolios, demand for loan products, secondary mortgage market conditions, deposit flows, competition, demand for financial services and residential real estate in the Company's market area, unanticipated slowdowns in real estate lot sales or problems in closing pending real estate contracts, delays in real estate development projects, higher than anticipated costs, or lower than the anticipated revenues, associated with the Mid Town Bancorp branch offices or the possible short-term dilutive effect of other potential acquisitions, if any, and changes in accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MAF BANCORP, INC.


                                       By:  /s/ Jerry A. Weberling
                                            ------------------------------------
                                            Jerry A. Weberling
                                            Executive Vice President and
                                              Chief Financial Officer

Date:  February 25, 2002

                                INDEX TO EXHIBITS
                                -----------------

Exhibits
--------

Exhibit 99.1      Press Release dated February 25, 2002.